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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 23, 2001


                            PRIMA ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

            DELAWARE                     0-9408               84-1097578
 (State or other jurisdiction of       (Commission         (I.R.S. Employer
  incorporation or organization)       file number)       Identification No.)


                  1099 18TH STREET, SUITE 400, DENVER CO  80202
               (Address of principal executive offices) (Zip Code)

                                 (303) 297-2100
              (Registrant's telephone number, including area code)

                                    NO CHANGE
          (Former name or former address, if changed from last report.)


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                            PRIMA ENERGY CORPORATION
                                    FORM 8-K
                                  MAY 23, 2001


ITEM 5.  OTHER EVENTS

         On May 23, 2001, Prima Energy Corporation, a Delaware corporation, announced that its Board of Directors had approved a Stockholder Rights Plan designed to provide additional negotiating leverage to the Registrant's Board of Directors in the event of an unsolicited takeover bid and to protect the Registrant's stockholders against inadequate offers and abusive takeover tactics. Under the terms of the Rights Plan, the Registrant will distribute one Right for each outstanding share of Common Stock to holders of record at the close of business on June 8, 2001. The Rights Plan would be triggered if an acquiring party accumulates 15% or more of the Registrant's Common Stock. A copy of the Rights Agreement dated as of May 23, 2001, between the Registrant and Computershare Trust Company, Inc., as Rights Agent, and the press release announcing the adoption of the plan are filed as Exhibits 4.1 and 99.1, and are incorporated herein by reference.

         Details of the Stockholder Rights Plan will be outlined in a letter to all stockholders to be mailed on or about June 8, 2001.




ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                           4.1 Rights Agreement dated as of May 23, 2001,
                  between Prima Energy Corporation and Computershare Trust Company, Inc., as Rights Agent, including the form of Certificate of Designation, Powers, Preferences and Rights of Series A Participating Preferred Stock dated May 29, 2001, as Exhibit A, the Form of Right Certificate, as Exhibit B, and the Summary of Rights to Purchase Preferred Shares.

                           99.1 Press release of Prima Energy Corporation dated
                  May 24, 2001, announcing the adoption of the Rights Agreement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PRIMA ENERGY CORPORATION
                                                    (Registrant)



Date    June 5, 2001                         By  /s/ Richard H. Lewis
      ----------------                           --------------------

                                                 Richard H. Lewis,
                                                 President and
                                                 Principal Financial Officer


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
4.1      Rights Agreement dated as of May 23, 2001, between Prima Energy
         Corporation and Computershare Trust Company, Inc., as Rights Agent,
         including the form of Certificate of Designation, Powers, Preferences and Rights of Series A Participating Preferred Stock dated May 29,
         2001, as Exhibit A, the Form of Right Certificate, as Exhibit B, and
         the Summary of Rights to Purchase Preferred Shares.

99.1 Press release of Prima Energy Corporation dated May 24, 2001, announcing the adoption of the Rights Agreement.